 As filed with the Securities and Exchange Commission on February 24, 1999
                                                 Registration No. 2-26342

    ---------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-3


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                     Post-Effective Amendment No. 47  [X]
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                            Amendment No. 27  [X]

             LINCOLN NATIONAL VARIABLE ANNUITY FUND A (INDIVIDUAL)

             -----------------------------------------------------

                          [Exact Name of Registrant]

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  -------------------------------------------
                          [Name of Insurance Company]

     1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Indiana  46801
     -----------------------------------------------------------------------

     (Address of Insurance Company's Principal Executive Offices) (Zip Code) Insurance Company's Telephone Number, including Area Code (219)455-2000
     -----------------------------------------------------------------------

                             Jack D. Hunter, Esq.
                  The Lincoln National Life Insurance Company
                             200 East Berry Street
                           Fort Wayne, Indiana 46802
                    (Name and Address of Agent for Service)


                                   Copy to:

                               Kimberly J. Smith
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, DC 20004

                    ---------------------------------------

It is proposed that this filing will become effective:

           immediately upon filing pursuant to paragraph (b) of Rule 485
-----
           on 4/30/98 pursuant to paragraph (b) of Rule 485
-----
           60 days after filing pursuant to paragraph (a)(1) of Rule 485
-----
  X        on April 30, 1999 pursuant to paragraph (a)(1) of Rule 485
-----
           75 days after filing pursuant to paragraph (a)(2) of Rule 485
-----
           on            pursuant to paragraph (a)(2) of Rule 485.
-----


If appropriate, check the following box:

                   this Post-Effective Amendment designates a new effective date
-----              for a previously filed Post-Effective Amendment.

Lincoln National
Variable Annuity Fund A
Individual variable annuity contracts

Home Office:                    Mailing Address:
1300 South Clinton Street       P.O. Box 2340
Fort Wayne, Indiana 46802       Fort Wayne, Indiana 46801
Telephone: 1-800-454-6265

This Prospectus describes the individual variable annuity contract that is is-sued by Lincoln National Life Insurance Company (Lincoln Life). It is for use with certain qualified and non-qualified retirement plans. The contractowner does not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that the contractowner cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If the contractowner or annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit.

Additional purchase payments may be made to periodic payment contracts and must be at least $25 per payment, and total $600 annually.

The contractowner chooses whether the contract value accumulates on a variable or a fixed (guaranteed) basis or both. If the contractowner puts all purchase payments into the fixed account, we guarantee the principal and a minimum in-terest rate. We limit withdrawals and transfers from the fixed side of the con-tract.

All purchase payments for benefits on a variable basis will be placed in Lin-coln National Variable Annuity Fund A (the fund). The fund is a segregated in-vestment account of Lincoln Life. If the contractowner puts all or some of the purchase payments into the fund, the contractowner takes all the investment risk on the contract value and the retirement income. If the fund makes money, the contract value goes up; if it loses money, it goes down. How much it goes up or down depends on the performance of the fund. We do not guarantee how the fund will perform. Also, neither the U.S. Government nor any federal agency in-sures or guarantees any investment in the contract.

The main investment objective of the fund is the long-term growth of capital in relation to the changing value of the dollar. A secondary investment objective is the production of current income. The fund seeks to accomplish these objec-tives by investing in equity securities, primarily common stocks.

This Prospectus gives information about the contracts that one should know be-fore deciding to buy a contract and make purchase payments. This Prospectus should be kept for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI) about the contracts has more infor-mation about the contracts, and its terms are made part of this Prospectus. For a free copy, write: Annuities Customer Service, The Lincoln National Life In-surance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-454-6265. The SAI and other information about Lincoln Life and the fund are also available on the SEC's web site (http://www.sec.gov). There is a table of con-tents for the SAI on the last page of this Prospectus.

April 30, 1999

Table of contents

                                              Page
--------------------------------------------------
Special terms                                   2
--------------------------------------------------
Expense tables                                  3
--------------------------------------------------
Summary                                         4
--------------------------------------------------
Condensed financial information for the fund    5
--------------------------------------------------
Investment results                              6
--------------------------------------------------
Financial statements                            6
--------------------------------------------------
Lincoln National Life Insurance Co.             6
--------------------------------------------------
Fixed side of the contract                      6
--------------------------------------------------
Fund A                                          6
--------------------------------------------------
Charges and other deductions                    7
--------------------------------------------------
The contracts                                   8
--------------------------------------------------

                                                          Page
--------------------------------------------------------------
Settlement options
--------------------------------------------------------------
Annuity payouts                                            10
--------------------------------------------------------------
More information about the fund                            12
--------------------------------------------------------------
Federal tax status                                         13
--------------------------------------------------------------
Voting rights                                              16
--------------------------------------------------------------
Distribution of the contracts                              16
--------------------------------------------------------------
State regulation                                           17
--------------------------------------------------------------
Restrictions under the Texas Optional Retirement Program   17
--------------------------------------------------------------
Records and reports                                        17
--------------------------------------------------------------
Other information                                          17
--------------------------------------------------------------
Appendix                                                   18
--------------------------------------------------------------

Special terms

(Throughout this Prospectus, we have italicized the special terms.)

Accumulation unit - A measure used to calculate contract value for the vari-able side of the contract before the commencement of annuity payments.

Annuitant - The person on whose life the annuity benefit payments are based and made to after the annuity commencement date.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of annuity benefits under the annuity payout option you select.

Annuity unit - A measure used to calculate the amount of annuity payouts after the annuity commencement date.

Beneficiary - The person the contractowner chooses to receive the death bene-fit that is paid if the contractowner or annuitant dies before the annuity commencement date.

Contractowner - The annuitant or other designated person, except in cases where a contract is issued to a trustee of a trust or a custodian of a quali-fied pension or profit-sharing plan or an Individual Retirement Annuity (under Sections 401(a) and 408 of the Internal Revenue Code, or "tax code") , or where a contract is issued in connection with a deferred compensation plan (under Section 457 of the tax code). In these cases, the contractowner is the trustee or custodian.

Contract value - At a given time, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - The amount payable to the designated beneficiary if the contractowner or annuitant dies before the annuity commencement date.

Lincoln Life (the Company, we, us, our) - Lincoln National Life Insurance Com-pany.

Purchase payments - Amounts paid into the contract.

Participant - The individual participating in the qualified pension or profit-sharing plan, deferred compensation plan, tax deferred annuity, or tax shel-tered annuity.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:
(as a percentage of purchase payments unless otherwise indicated)

                                          Single  Periodic
                                          Premium Premium
Sales load on purchase payments           2%+$50   4.25%
Administrative expense                       $65   1.00%
Minimum death benefit rider (if elected)    .75%    .75%

We may waive these charges in certain situtations. See Charges and deductions.

Fund A annual expenses (as a percentage of average net assets)

Management fees                     .32%
Mortality and expense risk charge  1.00%
                                   -----
  Total Annual Expenses             1.32%

Examples*
(expenses of the contract and the fund)

                                        1 Year    3 Years   5 Years  10 Years
                                       S.P. P.P. S.P. P.P. S.P. P.P. S.P. P.P.
------------------------------------------------------------------------------
Contractowner would pay the following
 expenses on a $1,000 investment,
 assuming 5% annual return on assets:

We provide these examples, which are unaudited, to help the contractowner and participant understand the direct and indirect costs and expenses of the con-tract and the fund. The example assumes that the minimum death benefit is in effect. Without this benefit, expenses would be lower.

For more information, see Charges and other deductions in this Prospectus. Pre-mium taxes may also apply, although they do not appear in the examples. [We also reserve the right to impose a charge on transfers between variable and fixed accounts -- currently, we do not.] These examples should not be consid-ered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is an individual annuity contract between the contractowner and Lincoln Life, and is one of two types: an immediate an-nuity or a deferred annuity. Deferred annuities are single payment or periodic payment. It may provide for a fixed annuity and/or a variable annuity. The contracts are no longer being sold to new contractowners.

What is the fund? It is a separate account we established under Indiana insur-ance law, and registered with the SEC as a management investment company. Fund assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Fund A.

Who invests the money? The investment advisor for the fund is Lincoln Life. The sub-advisor for the fund is Vantage Investment Advisors, Inc. See Fund A.

How is the money invested? The principal investment objective of the fund is the long-term growth of capital in relation to the changing value of the dol-lar. A secondary investment objective is the production of current income. See Fund A -- The advisor.

How does the contract work? When a contractowner makes purchase payments dur-ing the accumulation phase, accumulation units are bought. If the contractowner decides to purchase retirement income payments, the accumulation units are converted to annuity units. The retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See The contracts.

What charges are there under the contract? We deduct sales load from each pur-chase payment (2% +$50 from a single payment; 4.25% from each periodic pay-ment), along with an administrative expense ($65 from a single payment; 1.00% from each periodic premium); and if the contractowner elects the minimum death benefit, an additional charge of 0.75% from each purchase payment. We may re-duce or waive these charges in certain situations. See Charges and deductions.

We will also deduct any applicable premium tax from purchase payments.

The fund pays a management fee to us equal to 0.323%, and mortality and ex-pense risk charge of 1.00% of the average daily net asset value of the fund. See Fund A -- Investment management. The fund also has other operating ex-penses.

What purchase payments must be made, and how often? Subject to the minimum and maximum payment amounts, the payments are completely flexible. See The con-tracts -- Purchase payments.

How will the annuity payouts be calculated? If the contractowner decides to annuitize, he or she may select an annuity option and start receiving retire-ment income payments from the contract as a fixed option or variable option or a combination of both. See Annuity options. Remember that participants in the fund benefit from any gain, and take a risk of any loss, in the value of the securities in the fund's portfolio.

What happens if the contractowner or annuitant dies before annuitization? If the minimum death benefit is in effect, the beneficiary will receive the greater of purchase payments (less rider premiums) or contract value. If the minimum death benefit is not in effect, the beneficiary will receive contract value. The beneficiary has options as to how the death benefit is paid. See Death benefit before the annuity commencement date.

May contract value be transferred between the variable and fixed sides of the contract? Yes, with certain limits. See The contracts -- Transfers.

May the contractowner surrender the contract or make a withdrawal? Yes, sub-ject to contract requirements and to the restrictions of any qualified retire-ment plan for which the contract was purchased. See Surrenders and withdraw-als. If the contractowner surrenders the contract or makes a withdrawal, cer-tain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if the contractowner decides to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax status -- Withholding.

Condensed financial information for the fund

(For an accumulation unit outstanding throughout the year)

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the fund for the partial year ended December 31, 1998 comes from the fund's financial statements. It should be read along with the fund's financial statements and notes which are all included in the SAI.

                           1998   1997     1996     1995    1994    1993    1992    1991    1990    1989
----------------------------------------------------------------------------------------------------------
Investment income.......         $  .286  $  .267  $ .251  $ .217  $ .204  $ .206  $ .181  $ .146  $ .183
Expenses................            .178     .139    .114    .095    .090    .083    .076    .064    .062
                                 -------  -------  ------  ------  ------  ------  ------  ------  ------
Net investment income...            .108     .128    .137    .122    .114    .123    .105    .082    .121
Net realized and
 unrealized gain (loss)
 on investments.........           3.755    1.735   2.539   (.040)   .522   (.099)  1.402   (.102)   .786
                                 -------  -------  ------  ------  ------  ------  ------  ------  ------
Net increase (decrease)
 in accumulation unit
 value..................           3.863    1.863   2.676    .082    .636    .024   1.507   (.020)   .907
Accumulation unit value
 at beginning of year...          11.737    9.874   7.198   7.116   6.480   6.456   4.949   4.969   4.062
                                 -------  -------  ------  ------  ------  ------  ------  ------  ------
ACCUMULATION UNIT VALUE
 AT END OF YEAR.........         $15.600  $11.737  $9.874  $7.198  $7.116  $6.480  $6.456  $4.949  $4.969
                                 =======  =======  ======  ======  ======  ======  ======  ======  ======
         RATIOS
Ratio of expenses to
 average net assets.....            1.27%    1.28%   1.28%   1.27%   1.27%   1.27%   1.27%   1.28%   1.28%
Ratio of net investment
 income to average net
 assets.................             .77%    1.17%   1.65%   1.75%   1.72%   2.01%   1.85%   1.72%   2.63%
Portfolio turnover rate.           32.56%   49.94%  48.95%  64.09%  49.90%  70.97%  36.99%  59.57% 201.20%
Number of accumulation
 units outstanding at
 end of Year (expressed
 in thousands)..........           7,723    8,462   9,569   9,908  11,538  12,742  14,185  16,554  19,522

Investment results

At times, the fund may compare its investment results to various unmanaged in-dices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further informa-tion.

Financial statements

The financial statements for the fund and Lincoln Life are located in the SAI. For a free copy of the SAI, call 1-800-454-6265.

Lincoln National Life Insurance Co.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Fixed side of the contract

Net purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the fund. The general account is subject to regulation and su-pervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as securities under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the Investment Company Act of 1940 (the 1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Pro-spectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the fund, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the con-tract are in the contract.

Net purchase payments allocated to the fixed side of the contract are guaran-teed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A net purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day follow-ing the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Fund A

On September 16, 1966, we established the fund as a segregated investment ac-count under Indiana Law. It is registered with the SEC as an open-end, diver-sified management investment company under the provisions of the 1940 Act. Di-versified means not owning too great a percentage of the securities of any one company. The fund is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the fund are, in accordance with the applicable contracts, cred-ited to or charged against the fund. They are credited or charged without re-gard to any other income, gains or losses of Lincoln Life. The fund satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the fund. Any investment gain or loss depends on the investment performance of the fund. The contractowner as-sumes the full investment risk for all amounts placed in the fund.

The fund is used to support annuity contracts offered by Lincoln Life other than the contracts described in this prospectus. The other annuity contracts may have different charges that could affect performance.

Investment advisor
We are the investment advisor for the fund. We have been registered under the Investment Advisers Act of 1940 since 1967. For more information about us, see Lincoln National Life Insurance Co., above; and Management, in the SAI.

The current board of managers for the fund was elected by the contractowners (See Voting rights, below.) A majority of these managers are not otherwise in-terested persons of Lincoln Life as the term "interested persons" is defined in the 1940 Act. The Board is responsible for authorizing investment programs for the fund; for recommending any appropriate changes to those objectives and policies; and for contracting for certain services necessary to the operation of the fund.

In performing investment management services, we continuously provide the board of managers with an investment program for its approval. Once the investment program is approved, we execute the program by placing orders for the purchase or sale of the assets of the fund. We also provide overall management of the fund's business affairs, subject to the authority of the board of managers.

A sub-advisory agreement is in effect between Lincoln Life and Vantage Invest-ment Advisors, Inc. ("Vantage"), 630 5th Ave., Suite 2670, New York, NY 10111, a Delaware corporation. Under it, Vantage may perform substantially all, of the investment advisory services required by the fund. However, we remain primarily responsible for investment decisions affecting the fund, and no additional com-pensation from the assets of the fund is assessed as a result of this agree-ment.

Investment management
The primary investment objective of the fund is long-term growth of capital in relation to the changing value of the dollar. We will make investments with the objective of providing annuity payments which reflect changes in the value of the dollar over the long term. A secondary investment objective is the produc-tion of current income. Generally, we will reinvest income and realized capital gains. We will usually invest the fund's assets in a portfolio of equity secu-rities, mainly common stocks, diversified over industries and companies. Diver-sification means that we will keep the investments spread out over different industries, and different companies within each industry. We will not concen-trate any more than 25% of the fund's assets in any one industry. Diversifica-tion, however, does not eliminate the risks inherent in the making of equity investments. These investment objectives and policies are "fundamental." That is, they may not be changed without approval by a majority of contractowners.

For more detailed information on how we invest the assets of the fund, see Ap-pendix A of this Prospectus and Investment objectives and policies in the SAI.

Risks
Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the prices of se-curities have declined while the cost of living was rising.

The value of the investments held in the fund fluctuates daily and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in such investments necessary to meet changes in economic conditions.

We will not invest more than 10% of the fund's assets in securities which are privately placed with financial institutions (and cannot be sold to the public without registering with the SEC) ("restricted securities"). We limit invest-ment in restricted securities because the fund may not be able to sell them quickly at a reasonable price.

Other information
For providing investment services to the fund, we make deductions aggregating
 .323% annually of the average daily value of the fund. The fund paid investment
advisory fees of $          in 1998, $394,625 in 1997, and $345,624 in 1996.

Charges and other deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts. Our administrative services include: salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, and stationery. The risks we assume include: the risk that annuitants receiving annuity payouts under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid under the minimum death benefit option (see below) will exceed the actual contract value; the risk that more owners than expected will qualify for reduced sales or administrative charges; and the risk that our costs in providing the serv-ices will exceed our revenues from contract charges. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits the charge is made for. For example, the sales expense charge may not fully cover all of the sales and distribution expenses actually incurred by us.

Deductions from purchase payments
Under periodic payment contracts, we deduct 4.25% for sales expenses and 1% for administrative expenses from each purchase payment when it is received. Under single payment contracts, we deducted 2% plus $50 from the single purchase pay-ment for sales and administrative expenses and $65 for administrative expenses. Deductions for sales expenses made from purchase payments applied to purchase fixed-dollar accumulation units are the same as those made from payments ap-plied to the fund.

If the contractowner elected the minimum death benefit, we make an additional deduction of .75% from each purchase payment. We expect to make a profit from the sale of this death benefit.

We will deduct from purchase payments any premium tax or other tax levied by any governmental entity with regard to the contracts of the fund. The applica-ble premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpre-tation or by judicial action. These premium taxes generally depend upon the law of the contractowner's state of residence. The tax ranges from 0% to 4.0%.

Deductions from average daily value of the fund
We assume the risk that annuitants as a class may live longer than expected and that expenses may be higher than the deductions for such expenses. In either case, the loss will fall on us. Conversely, if such deductions are higher than expenses, the excess will be a profit to us.

In return for the assumption of these risks, deductions aggregating 1.002% an-nually of the average daily value of the fund are made consisting of .9% for mortality risk and .102% for expense risk.

We also deduct a management fee equal to 0.323% annually of the average daily value of the fund. See Fund A -- Other information, above.

Additional Information
The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower dis-tribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of adminis-trative or sales functions by the employer, (3) the use by an employer of auto-mated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribu-tion or administrative expenses. The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
We no longer offer contracts for sale. However, existing contractowners can make periodic purchase payments under the periodic purchase payment contracts.

Periodic purchase payments
Periodic purchase payments are payable to us at a frequency and in an amount the contractowner selected in the application. If the contractowner stops mak-ing purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the contractowner's state's non-forfeiture law for individual deferred annuities. Payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the death of the contractowner (or joint owner, if applicable), whichever comes first.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trad-ing (currently 4:00 p.m., New York time) on each day the New York Stock Ex-change is open (valuation date), On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the fund or into the fixed account, according to the contractowner's instructions. Purchase payments, less deductions, allo-cated to the fund are converted into accumulation units and are credited to the account of each contractowner. The number of accumulation units credited is de-termined by dividing the net purchase payment by the value of an accumulation unit on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase pay-ment is received at or after 4:00 p.m., New York time, we will use the accumu-lation unit value computed on the next valuation date. The number of accumula-tion units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the fund's investments perform, but also upon the expenses of the fund.

Valuation of accumulation units
Purchase payments allocated to the fund are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the fund. The accumulation unit value for the fund was established on March 1, 1967, at $1. It may increase or decrease from valuation period to valuation pe-riod. We determine the value of an accumulation unit on the last day of any following valuation period as follows:

(1) The total value of the fund by its net asset value at end of the valuation period; minus

(2) The liabilities of the fund at the end of the valuation period (these lia-bilities include daily charges imposed on the fund, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the fund); and

(3) The result of (2) is divided by the number of fund units outstanding at the beginning of the valuation period.

The daily charges imposed on the fund for any valuation period are equal to the daily mortality and expense risk charge and the daily management fee multiplied by the number of calendar days in the valuation period.

Valuation of annuity units. The value of an annuity unit for the period ending March 1, 1967 was established at $1. We determine the value of the annuity unit for any following valuation period by multiplying

(a) the value from the previous valuation period by (b) the net investment factor for the valuation period containing the 14th day prior to the last day of the current valuation period by (c) a factor to neutralize the AIR built into the annuity table contained in the contract which is not applicable as actual net investment income is credited instead.

The value of an annuity unit on any date on which the NYSE is closed is its value on the next day on which the NYSE is open. We use the net investment factor for the 14th day prior to the current valuation date in calculating the value of an annuity unit in order to permit calculation of amounts of annuity payments and mailing of checks in advance of their due dates. We normally is-sue and mail such checks at least three days before the due date.

Transfer from the fund on or before the annuity commencement date
The contractowner may transfer all or any part of the contract value from the fund to the fixed side of the contract.

[The contractowner may also transfer all or any part of the contract value from the fixed side of the contract to the fund subject to the following re-strictions: (1) the sum of the percentages of fixed value transferred is lim-ited to 25% of the value of the fixed side in any 12-month period; (2) the minimum amount which can be transferred is $300 or the amount in the fixed ac-count; and (3) a transfer cannot be made during the first 30 days after the issue date of the contract.]

Transfers after the annuity commencement date
[The contractowner may transfer all or a portion of his or her investment in the fund to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these trans-fers. However, we reserve the right to impose a charge. No transfers are al-lowed from the fixed side of the contract to the fund.]

Death benefit before the annuity commencement date
The contractowner may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that the contract for endorsement of a change of beneficiary be sent to us.

If the annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit equal to the contract value, or, if greater and you have elected it, the minimum death benefit.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
(1) proof, satisfactory to us, of the death of the annuitant; (2) written au-thorization for payment; and (3) our receipt of all required claim forms, fully completed.

The minimum death benefit is equal to the total purchase payments applied (mi-nus AMI withdrawals, partial annuitizations, premium taxes incurred and rider premiums).

If the death benefit becomes payable, the beneficiary may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Fed-eral tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previ-ously, subject to the laws and regulations governing payment of death bene-fits. If an election has not been made by the end of the 60 day period, a lump sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective in-terests (There are no restrictions on the beneficiary's use of the pro-ceeds.); and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner, or to the contractowner's estate, as applicable.

Joint/contingent ownership
If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, in-dependently of the other, may exercise any ownership rights in this contract.

A contingent owner may not exercise ownership rights in this contract while the contractowner is living.

Death of contractowner
If the contractowner of a nonqualified contract dies before the annuity com-mencement date, then, in compliance with the tax code, the cash surrender value of the contract will be paid as follows:


1. Upon the death of a nonannuitant contractowner, the cash surrender value shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the annuitant named in the contract; and

2. Upon the death of a contractowner, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of this con-tract regarding death of annuitant will control. If the beneficiary is the surviving spouse of the contractowner, the contract may be continued in the name of that spouse as the new contractowner. If the surviving spouse elects to continue the contract, the contract will continue as though no death benefit had been payable.

The tax code requires that any distribution be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life an-nuity or an annuity for a designated period not exceeding the beneficiary's life expectancy.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of a portion of the contract value upon the contractowner's written request, subject to the rules discussed below. Surren-der or withdrawal rights after the annuity commencement date depend upon the annuity option elected by the contractowner.

The contract value available upon surrender/withdrawal is the contract value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we re-ceive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender are discussed later in this Prospectus. See Federal tax status.

Participants in the Texas Optional Retirement Program should refer to the Re-strictions under the Texas Optional Retirement Program, later in this Prospec-tus.

We may terminate the contract, if the purchase payment's frequency or the con-tract's value falls below the contractowner's state's minimum standards.

Reinvestment privilege
The contractowner may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will re-credit the surrender/withdrawal charges previously deducted. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. The contractowner must rep-resent to us that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation units on the next valuation date (see More information about the fund -- Fund valuation procedure). This computation will occur following re-ceipt of the proceeds and request for reinvestment at our home office. The contractowner may utilize the reinvestment privilege only once. For tax re-porting purposes, we will treat a surrender/withdrawal and a subsequent rein-vestment purchase as separate transactions. A tax advisor should be consulted before a request for surrender/withdrawal or subsequent reinvestment purchase is made.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
The commissions paid to dealers are a maximum of     % of each purchase pay-
ment; plus an annual continuing commission of up to     % of contract value.
At times, additional sales incentives (up to     % of purchase payments and an
annual continuing     % of contract value) may be provided to dealers main-
taining certain sales volume levels. Upon annuitization, an annual continuing
commission of up to     % (or up to     % for dealers maintaining certain
sales volume levels) of statutory reserves can be paid to dealers. These com-missions are not deducted from purchase payments or contract value; they are paid by us.

Ownership
The contractowner has all rights under the contract. According to Indiana law, the assets of the fund are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the fund are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collater-ally assigned. We assume no responsibility for the validity or effect of any assignment. Consult a tax advisor about the tax consequences of an assignment.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Questions about the contracts should be directed to us at 1-800-454-6265.

Annuity payout options

When you applied for a contract, you could select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Sec-tion 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, pro-vide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity op-tions), each of which is payable on a variable basis, a fixed basis or a com-bination of both. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semi-annual or annual in-stallments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity payout options available.

Payouts for guaranteed period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years. However, under contracts issued in connection with Section 403(b) plans, this option is not available if the sum of the number of years over which monthly payouts would be made and the age of the annuitant on the first scheduled payment date is greater than 95.

Life income with payouts for guaranteed period. This option guarantees peri-odic payouts during a guaranteed period of 10, 15 or 20 years, and then con-tinues throughout the lifetime of the annuitant. The contractowner selects the guaranteed period.

Unit refund life annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units equal to the excess, if any, of: (a) the total amount applied under this option, divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units repre-sented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office. (Not avail-able as a fixed payout).

Payouts of designated amount. This option offers equal annual, semi-annual, quarterly or monthly payouts of a designated amount (not less than $50 per year per $1,000 of original proceeds left with us) until the proceeds are ex-hausted. The minimum amount withdrawable under this option is not necessarily the recommended amount. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a fixed payout).

Interest income. Under this option, the proceeds may be left on deposit with us, subject to withdrawal upon demand, and interest will be paid annually, semi-annually, quarterly or monthly as the contractowner elects. We guarantee an interest rate of 3% per year. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a variable payout).

Annuity settlement. This option offers payouts in the form provided by any single payment immediate annuity contract issued by us on the date the pro-ceeds become payable. However, the amount of the first payment shall be 103% of the first payment which such proceeds would otherwise provide under such annuity contract on the basis of the Company's rates in effect on such date. In calculating the first payment under the single payment immediate annuity contract selected under this option, we assume that a deduction for sales and administrative expenses has been made from the amount applied.

Life annuity. This option offers a periodic payouts during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficia-ries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Joint and last survivor annuity. This option offers a periodic payouts during the joint lifetime of the annuitant and a designated second person. The payouts continue during the lifetime of the survivor.

Joint and two-thirds to survivor annuity. This option provides a periodic payouts during the joint lifetime of the annuitant and a designated second person. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

If any payee dies after an annuity payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the elec-tion option): the present value of unpaid payments under the payouts for guar-anteed period or life income with guaranteed period; the amount payable at the death of the payee under the unit refund; or the proceeds remaining with Lin-coln Life under the payouts of designated amount or interest income. If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).

Present values will be based on the Assumed Investment Rate (see Annuity peri-od) used in determining annuity payments. The mortality and expense risk charge and the charge for administrative services will be assessed on all an-nuity options, including those that do not have a life contingency and thus no mortality risks.

General information
None of the options listed above currently provides withdrawal features, per-mitting the contractowner to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the re-quirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge and the charge for administrative services will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contin-gency and therefore no mortality risk.

The annuity commencement date is usually on or before the annuitant's 85th birthday. The annuity commencement date may be changed upon written notice to our home office. We must be given at lest 30 days notice before the date on which payouts are to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless another option is selected, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account alloca-tions at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the ben-eficiary as payouts become due.

Assumed investment rate (AIR)
The contractowner may elect an AIR of 3.5%, 4.5% or 5%, as state law or regula-tions permit. These AIRs are used to determine the required level of employer contributions in connection with certain pension plans. They do not reflect how the value of the fund's investments has grown or will grow.

The contractowner's choice of AIR affects the pattern of annuity payments. A higher AIR will produce a higher initial payment but a more slowly rising se-ries of subsequent payments (or a more rapidly falling series of subsequent payments) than a lower AIR.

The following table shows the annuity unit values at each year end for the dif-ferent AIRs:

Annuity Unit Values Assumed Investment Rate

December
31        3.5%  4.5%  5%
----------------------------
1989      2.300 1.855 1.6667
1990      2.175 1.739  1.556
1991      2.565 2.031  1.809
1992      2.705 2.120  1.476
1993      2.870 2.227  1.964
1994      2.805 2.156  1.892
1995      3.718 2.830  2.472
1996      4.268 3.218  2.797
1997      5.482 4.094  3.541
1998         --    --     --

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We may use sex distinct tables in contracts that are not associated with em-ployer sponsored plans.

For purposes of calculating the first payment under a single payment immediate annuity contract, it is assumed that a deduction for sales and administrative expenses (which currently amounts to 2% plus $115 for single payment variable annuity contracts) has been made from the amount applied under this provision.

Immediate annuity contracts. For immediate annuities, the number of annuity units purchased is specified in the contract. We determine the number of annu-ity units by (a) multiplying the net single payment (after deductions) by the applicable annuity factor from the annuity table that we are then using for im-mediate variable annuity contracts, and then (b) dividing by the value of the annuity unit based on the net investment factor calculated on the valuation date of the day or the day after the contract was issued. This number of annu-ity units does not change during the annuity period, and we determine the dol-lar amount of the annuity payment by multiplying the number of annuity units by the then value of an annuity unit.

More information about the fund

Valuing the fund's assets. In determining the value of the assets of the fund, each security traded on a national securities exchange is valued at the last report sale price on the valuation date. If there has been no sale that day, then the value of the security is taken to be the average of the reported bid and asked prices at the time which the value is being determined.

Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the average of the quoted bid and asked prices on the valuation date. Securities, including restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

Sales and administrative charges and agreements
The administrative and sales services are provided under a Sales and Adminis-trative Services Agreement executed by the Company and the fund. For sales and
administrative expenses, the fund paid $      in 1998, $9,784 in 1997, and
$12,259 in 1996.

For existing holders of periodic payment contracts, we may only increase the combined sales and administrative expense charge up to 5.25% for any year's payment that is no more than twice the original year's payment. For any amount of the year's payment above twice the original year's payment, we may charge a higher rate.

The variable annuity contracts allow us to grant an "experience rating cred-it." Essentially, the experience rating credit allows (but does not require) us to return any sales and administrative charges that were in excess of the actual costs. During 1998, we did not pay any experience rating credits. The granting of experience rating credits in any year in no way obligates us to grant such credits in ensuing years.

Custodian
[Bankers Trust Company, 14 Wall Street, 4th Floor, New York, New York 10005 ("Bankers") is Custodian for the fund pursuant to a Custodian Agreement effec-tive March 4, 1985. It is anticipated that Custodian for the fund will change to Chase Manhattan Bank, New York, New York, in approximately mid-1998.]

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your con-tract value until you receive a contract distribution. However, for this gen-eral rule to apply, certain requirements must be satisfied:


 . An individual must own the contract (or the tax law must treat the contact as owned by an individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . Your right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its em-ployees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the un-derlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those lim-its, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the in-come and gains from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will ap-ply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Fed-eral income tax purposes. In that event, you would be currently taxable on the excess of the contract value over the purchase payments of the contract.

Tax Treatment of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordi-nary income than on capital gains. You will pay tax on a surrender to the ex-tent the amount you receive exceeds your purchase payments. In certain circum-stances your purchase payments are reduced by amounts received from your con-tract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the purchase payments in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

  . If the beneficiary receives death benefits under an annuity payout op-tion, they are taxed in the same manner as annuity payouts.

  . If the beneficiary does not receive death benefits under an annuity pay-out option, they are taxed in the same manner as a withdrawal.

 . Death after the annuity commencement date--

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase pay-ments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your con-tract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include with-drawals, surrenders, or annuity payouts that:

 . you receive on or after you reach age 59 1/2,

 . you receive because you became disabled (as defined in the tax law),

 . a beneficiary receives on or after your death, or

 . you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified an-nuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insur-ance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one con-tract could affect the amount of a surrender, a withdrawal or an annuity pay-out that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount re-ceived as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the ex-tent it exceeds your purchase payments not previously received. The new own-er's purchase payments in the contract would then be increased to reflect the amount included in your income.

Charges for a contract's death benefit
Your contract may have an EGMDB, for which you pay an annual charge, computed daily. It is possible that the tax law may treat all or a portion of the EGMDB charge as a contract withdrawal.

Loss of interest deduction
After June 8, 1997 if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Enti-ties that are considering purchasing a contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax advisor.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of quali-fied plans. Persons planning to use the contract in connection with a quali-fied plan should obtain advice from a competent tax advisor.

Types of Qualified Contracts and Terms of Contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans

 . Qualified corporate employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

We may issue a contract for use with other types of qualified plans in the fu-ture.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase pay-ments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensa-tion.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the an-nuitant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum dis-tribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for pur-chase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 .received on or after the annuitant reaches age 59 1/2,

 . received on or after the annuitant's death or because of the annuitant's dis-ability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific re-quirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qual-ified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suf-fer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be pay. A qualified advisor should always be con-sulted before you move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the recipi-ent with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

The EGMDB and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the EGMDB from being provided under the contracts when we issue the contracts as Traditional IRAs or Roth IRAs. However, the law is unclear and it is possible that the presence of the EGMDB under a contract issued as a Traditional or Roth IRA could result in in-creased taxes to you.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or be-fore the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give the recipient an explanation of the withholding requirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on in-vestment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal in-come taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpreta-tions existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

Contractowners cast votes on behalf of participants. The voting will be done according to the instructions of the participants who have interests in the fund. The number of votes the contractowners have the right to cast will be de-termined as follows: for participants in the accumulation period, the number of votes is equal to the number of accumulation units; for annuitants receiving annuity payments, the number of votes is equal to (a) the amount of assets in the fund established to meet the annuity obligations related to such annuitants divided by (b) the value of an accumulation unit. In determining the number of votes, fractional shares will be recognized.

During the annuity period, every participant has the right to give instructions regarding all votes attributable to the assets established in the fund to meet the annuity obligations related to that participant. If a contractowner re-ceives no instructions from the relevant participant, or if there is no partic-ipant entitled to give voting instructions, the contractowner may cast the votes in his or her sole discretion.

Whenever a meeting of the fund is called, each contractowner and each partici-pant having a voting interest in the fund will receive proxy voting material, reports, and other materials.

Distribution of the contracts

We are the distributor and principal underwriter of the contracts. The con-tracts were sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with us and have been li-censed by state insurance departments to represent us. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers (NASD).

State regulation

As a life insurance company organized and operating under Indiana law, the Company is subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department (the Department) at all times. A full examination of our operations is conducted by the Department at least once every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in all institutions as defined in Texas law, (2) retirement, or (3) death. Accordingly, a participant in the ORP will be required to obtain a cer-tificate of termination from his or her employer before he or she can redeem his or her account.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the fund. We have entered into an agreement with the Delaware Management Company, 2005 Mar-ket Street, Philadelphia, PA, 19203, to provide accounting services to the fund. We will mail to each contractowner, at his or her last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by the 1940 Act or any other ap-plicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further informa-tion about the fund, Lincoln Life, and the contracts offered. Statements in this Prospectus about the content of the contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

Preparing for Year 2000

Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The year 2000 issue affects virtually all companies and organizations. Lincoln Life, as part of its year 2000 updating process, is responsible for the updat-ing of the fund related computer systems. An affiliate of Lincoln Life, Dela-ware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for the fund. Delaware, for its part, is re-sponsible for updating all of its computer systems, including those which service the fund, to accommodate the year 2000. Lincoln Life and Delaware have begun formal discussions with each other to assess the requirements for their respective systems to interface properly in order to facilitate the accurate and orderly operation of the fund beginning in the year 2000.

The year 2000 issue is pervasive and complex and affects virtually every as-pect of the businesses of both Lincoln Life and Delaware (the Companies). The computer systems of the Companies and their interfaces with the computer sys-tems of vendors, suppliers, customers and other business partners are particu-larly vulnerable. The inability to properly recognize date-sensitive elec-tronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the fund. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. Also, in addition to the discussions with each other noted above, the Companies have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the pro-gress by those parties in addressing year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational prob-lems will not occur. The Companies presently believe that, with the modi-fication of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant oper-ations problems for their respective computer systems. In addition, the Compa-nies are incorporating potential issues surrounding year 2000 into their con-tingency planning process, in the event that, despite these substantial ef-forts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life or Delaware, or both.

The cost of addressing year 2000 issues and the timeliness of completion will be closely monitored by management of the respective Companies and, for each company, will be based on its management's best estimates which are derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third-party modification plans and other factors. Nevertheless, there can be no guarantee either by Lincoln Life or by Delaware that estimated costs will be achieved, and actual results could dif-fer significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are rou-tine and in the ordinary course of business. In some instances these proceed-ings include claims for unspecified or substantial punitive damages and simi-lar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate lia-bility, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Two lawsuits involve alleged fraud in the sale of interest-sensitive universal and whole life insurance policies. These two suits have been filed as class actions against Lincoln Life, although as of the date of this Prospectus the court had not certified a class in either case Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Al-though the relief sought in these cases is substantial, the cases are in the early stages of litigation, and it is premature to make assessments about po-tential loss, if any. Management intends to defend these suits vigorously. The amount of liability if any, which may arise as a result of these suits cannot be reasonably estimated at this time.

Appendix A

Restrictions

The investments of the fund are subject to the provisions of the Indiana In-surance Law concerning earnings records, preferred stock overage, self-deal-ing, real estate holdings and concentration.

Loans will not be made, but the purchase of a portion of an issue of bonds, debentures or other securities publicly distributed or privately placed with financial institutions shall not be considered the making of a loan.

The fund will not:

 1. Invest more than 5% of the value of the fund's assets in securities of any one issuer, except obligations of the United States Government and instru-mentalities thereof.

 2. Acquire more than 10% of the voting securities of any one issuer.

 3. Borrow money except for temporary or emergency purposes in an amount up to 5% of the value of the assets.

 4. Underwrite securities of other issuers.

 5. Purchase or sell real estate as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the fund in real properties.

 6. Purchase commodities or commodity contracts.

 7. Make short sales of securities.

 8. Make purchases on margin, except for such short-term credits as are neces-sary for the clearance of transactions.

 9. Invest in the securities of a company for the purpose of exercising man-agement or control.

10. Place emphasis upon obtaining short-term trading profits, but it may en-gage in short-term transactions in the event that a change in economic conditions or a rapid appreciation or depreciation of stock prices occurs. (See the fund's portfolio turnover rates set forth in the Per accumulation unit Income and Capital Changes Table.) The securities markets in general have experienced volatility due to rapidly shifting economic trends. This volatility can affect turnover.

11. Plan to make investments in securities of other investment companies. How-ever, the right is reserved to make such investments up to a maximum of 10% of the value of the assets of the fund, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

LINCOLN NATIONAL VARIABLE ANNUITY FUND A (Individual)
                                 (Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                  (Depositor)

 This Statement of Additional Information should be read in conjunction with the Prospectus of Lincoln National Variable Annuity Fund A (Individual) dated April 30, 1998. You may obtain a copy of the Fund A (Individual) Prospectus on request and without charge. Please write Annuities Customer Service, The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-454-6265.

                                   ---------

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

                               TABLE OF CONTENTS

Item                                                                        Page
General Information and History............................................ B-2
Special Terms.............................................................. B-2
Investment Objectives and Policies of the Fund............................. B-2
Management................................................................. B-2
Investment Advisory and Related Services................................... B-3
Brokerage Allocation....................................................... B-3
Purchase and Pricing of Securities Being Offered........................... B-3
Distribution of Variable Annuity Contracts................................. B-4
Federal Tax Status......................................................... B-4
Other Services............................................................. B-7
Underwriters............................................................... B-7
Determination of Net Asset Value........................................... B-7
Financial Statements....................................................... B-7

                                   ---------


    The date of this Statement of Additional Information is April 30, 1998

Form 10586 (SAI) 4/98

SAI-AI

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

LINCOLN NATIONAL VARIABLE ANNUITY FUND A (Individual)

                      GENERAL INFORMATION AND HISTORY OF
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

 The Lincoln National Life Insurance Company (the Company) is an Indiana insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities, and is also a professional reinsurer. The Company is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana.

                                 SPECIAL TERMS

 The Special terms used in this SAI are the ones defined in the Prospectus.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

 See that heading in the Prospectus.

                                  MANAGEMENT

Managers and Officers of the Fund

 The Fund is managed by a Board of Managers, whose Members are elected annually by the Contract Owners. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Managers.

                               Position                           Present Position and Principal
   Name and Address         With the Fund      Age              Occupation During Last Five Years
John B. Borsch, Jr.     Member                 64  Retired (formerly Associate Vice President -- Investments,
1776 Sherwood Road                                 Northwestern University, Evanston, Illinois)
Des Plaines, IL 60016
*Kelly D. Clevenger     Chairman and           45  Vice President, Lincoln National Life Insurance Company
1300 S. Clinton Street  Member
Fort Wayne, IN 46802
*Barbara S. Kowalczyk   Member                 46  Senior Vice President, Lincoln National Corporation
200 East Berry Street                              (formerly
Fort Wayne, IN 46802                               Senior Vice President Lincoln Investment Management, Inc.)
Nancy L. Frisby, CPA    Member                 56  Regional Vice President/Chief Financial Officer (formerly
700 Broadway                                       Vice
Fort Wayne, IN 46802                               President --Finance; Regional Controller of Finance),
                                                   St. Joseph Medical Center, Fort Wayne, Indiana
Kenneth G. Stella       Member                 54  President, Indiana Hospital and Health Association,
One American Square                                Indianapolis, Indiana
Indianapolis, IN 46282
*Cynthia A. Rose        Secretary to the Board 44  Assistant Secretary, Lincoln National Corporation
200 East Berry Street   of Managers
Fort Wayne, IN 46802
*Janet C. Whitney       Vice President and     49  Vice President and Treasurer, Lincoln National Corporation
200 East Berry Street   Treasurer
Fort Wayne, IN 46802

*An "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.

Remuneration of Certain Affiliated Persons

 No person receives any remuneration from the Fund. The Company pays all expenses relative to the operation of the Fund, for which it deducts certain amounts (see the Prospectus).

Control of the Fund

 No person is the record or beneficial owner of 5% or more of the Fund. In addition, Members of the Board of Managers and officers of the Fund as a group own less than 1% of the Registrant.
                                      B-2
SAI-AI

                   INVESTMENT ADVISORY AND RELATED SERVICES

 This information is disclosed in the Prospectus.

                             BROKERAGE ALLOCATION

 The Company places orders for the purchase and sale of securities for the Fund's portfolio. It is the Fund's policy to have orders placed with brokers or dealers who will give the best execution of such orders at prices and under conditions most favorable to the Fund. The Company will customarily deal with principal market makers in purchasing over-the-counter securities. In the allocation of brokerage business, preference may be given to those brokers and dealers who provide statistical, research, or other services--so long as there is no sacrifice in getting the best price and execution.
 Consistent with the policy of seeking best price and execution for the transaction size and the risk involved, in selecting brokers or dealers or negotiating the commissions to be paid, the Company considers each firm's financial responsibility and reputation, range and quality of the service made available to the Fund and the broker's or dealer's professional services, including execution, clearance procedures, wire service quotations and ability to provide performance, statistical and other research information for consideration, analysis and evaluation by the Company. In accordance with this policy, the Company does not execute brokerage transactions solely on the basis of the lowest commission rates available for a particular transaction.
 Securities of the same issuer may be purchased, held or sold at the same time by the Fund or other accounts or companies for which the Advisor provides investment advice (including affiliates of the Advisor). On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund, as well as the other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the Fund. In some instances, the procedures may impact the price and size of the position obtainable for the Fund.
 The Fund paid brokerage fees of $78,697 in 1997, $124,820 in 1996 and $101,171 in 1995.

               PURCHASE AND PRICING OF SECURITIES BEING OFFERED

Offering to Public; Sales Load

 This information is disclosed in the Prospectus.

General Formulas for Determining Value of the Accumulation Unit

 The following formulas set out in general terms the computation of the Accumulation Unit value at the close of trading on any day upon which the New York Stock Exchange is open.

                 Investment Income + Capital Gains - Capital Losses - Taxes
                 -------------------------------------------
Gross Investment Rate =
                   Value of Fund at Beginning of Valuation
                                   Period

Net Investment Rate = Gross Investment Rate - .0000363 (for a one day Valuation Period)

Net Investment Factor = Net Investment Rate + 1.00000000

                   Accumulation Unit
                         Value
Accumulation Unit Value =             X Net Investment Factor

                     on Preceding
                    Valuation Date
Calculation of Accumulation Unit Value Using Hypothetical Example

 The above computations may be illustrated by the following hypothetical example. Assume that the value of the assets of the Fund at the beginning of a one day valuation period was $5,000,000; that the value of an Accumulation Unit on that date was $1.135; and that during the valuation period the investment income was $4,000, the net unrealized capital gains were $6,000 and the net realized capital losses were $3,000. Assuming these figures are net after provision for applicable taxes, the value of the assets of the Fund at the end of the valuation period, before adding payments received during the period, would thus be $5,007,000 ($5,000,000 plus $4,000 plus $6,000 minus
$3,000).
 The gross investment rate for the valuation period would be equal to (a) $7,000 ($4,000 plus $6,000 less $3,000) divided by (b) $5,000,000 which produces .14% (.0014). The net investment rate for the valuation period is determined
                                      B-3
SAI-AI
by deducting .00363% (.0000363) from the gross investment rate, which results in a net investment rate of .13637% (.0013637). The net investment factor for the valuation period would be determined as the net investment rate plus 1.0, or 1.0013637.
 The value of the Accumulation Unit at the end of the valuation period would be equal to the value at the beginning of the period ($1.135) multiplied by the net investment factor for the period (1.0013637), which produces $1.1365478.

General Formulas for Determining Dollar Amount of Annuity Payments

                      Dollar Amount of First
                         Monthly Payment
Number of Annuity Units =
                  ------------------------------
                  Annuity Unit Value on Date of
                          First Payment

              Value of Annuity Unit
                                Factor to Net Investment Factor for
Annuity Unit Value = on Preceding Valuation X Neutralize X 14th Day Preceding Current
              Date              AIR       Valuation Date

Dollar Amount of                     Annuity Unit Value
Second and Subsequent = Number of Annuity Units X for Period in Which
Annuity Payment                      Payment is Due

Calculation of Annuity Payments Using Hypothetical Example

 The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example. Assume a Participant at the date of retirement has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the 14th day preceding the last day of the valuation period in which annuity payments commence was $1.15 producing a total value of his individual account of $34,500. Assume also that the Participant elects an option for which the table in the variable annuity contract indicates the first monthly payment is $6.57 per $1,000 of value applied; the Participant's first monthly payment would thus be 34.5 multiplied by $6.57 or $226.67.
 Assume that the Annuity Unit value for the valuation period in which the first payment was due was $1.10. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 206.064. The value of this same number of Annuity Units will be paid in each subsequent month.
 Assume further that the net investment factor for the Fund for the 14th day preceding the last day of the valuation period in which the next annuity payment is due is 1.0019. Multiplying this factor by .99990575 (for a 1 day valuation period) to neutralize the AIR of 3.5% per year built into the number of Annuity Units determined as per above, produces a result of 1.00180557. This is then multiplied by the Annuity Unit value for the valuation period preceding the period in which the next annuity payment is due (assume $1.105) to produce an Annuity Unit value for the current valuation period of $1.10699515.
 The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 206.064 times $1.10699515, which produces a current monthly payment of $228.11.

                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

 Variable annuity contracts will be sold by registered representatives of the Company who have been licensed by the state insurance departments, by certain employees of the Company and through selected dealers who are members of the National Association of Securities Dealers, Inc. (NASD). The Company is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. For contracts of the Fund sold through other broker-dealers, the Company will pay the broker-dealer an amount equivalent to the amount deducted for sales expenses. The amount paid to the broker-dealer may be greater during the first year of a variable annuity contract than the amount deducted for sales expenses. The Company pays any excess over the amount deducted for sales expenses.

                              FEDERAL TAX STATUS

General

 The operations of the Fund form a part of, and are taxed with, the operations of the Company under the Internal Revenue Code of 1986, as amended (the "Code"). Investment income and realized capital gains on the assets of the Fund are reinvested and taken into account in determining the accumulation and annuity unit values. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Fund. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Fund, and therefore the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof
                                      B-4
SAI-AI
result in the Company being taxed on income or gains attributable to the Fund or certain types of Contracts, then the Company may impose a charge against the Fund (with respect to some or all Contracts) in order to make provision for payment of such taxes. The terms of the plan may limit the rights otherwise available under the Contracts.

Qualified Contracts

 The rules governing the tax treatment of contributions and distributions under such plans, as set forth in the Code and applicable rulings and regulations, are complex and subject to change. These rules also vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of Contracts with the various types of plans, based on the Company's understanding of the current Federal tax laws as interpreted by the Internal Revenue Service. Purchasers of Contracts for use with such a plan and plan participants and beneficiaries should consult counsel and other competent advisers as to the suitability of the plan and the Contract to their specific needs, and as to applicable Code limitations and tax consequences. Participants under such plans, as well as Contract Owners, annuitants, and beneficiaries, should also be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract.
 Following are brief descriptions of the various types of plans and of the use of Contracts in connection therewith.

Public School Systems and Section 501(c)(3) Organizations [(403(b) Annuity)]

 Payments made to purchase annuity contracts by public school systems or
Section 501(c)(3) organizations for their employees are excludable from the gross income of the employee to the extent that aggregate payments for the employee do not exceed the "exclusion allowance" provided by Section 403(b) of the Code, the overall limits for excludable contributions of Section 415 of the Code or the limit on elective contributions. Furthermore, the investment results of the Fund credited to the account are not taxable until benefits are received either in the form of annuity payments or in a single sum.
 If an employee's individual account is surrendered, usually the full amount received would be includable in income for that year at ordinary rates. Distributions are subject to certain restrictions.

Qualified Corporate Employee's Pension and Profit-Sharing Trusts and Qualified Annuity Plans [401(a)]

 Payments made by a corporate employer and the increments on all payments for qualified corporate plans are not taxable as income to the employee until distributed. However, the employee may be required to include these amounts in gross income prior to distribution if the qualified plan or trust loses its qualification. Corporate plans qualified under Sections 401(a) or 403(a) of the Code are subject to extensive rules, including limitations on maximum contributions or benefits. For plan years beginning after December 31, 1996, tax exempt organizations may have 401(k) plans.
 Distributions of amounts in excess of nondeductible employee contributions are generally taxable as ordinary income. If an employee or beneficiary receives a "lump-sum distribution," that is, if the employee or beneficiary receives in a single tax year the total amounts payable with respect to that employee and the benefits are paid as a result of the employee's death or separation from service or after the employee attains age 59 1/2, taxable gain may be either eligible for special "lump sum averaging" treatment or, if the recipient was age 50 before January 1, 1986, eligible for taxation at a 20% rate to the extent the distribution reflects payments made prior to January 1, 1974. These special tax rules are not available in all cases.

Self-Employed Individuals (H.R.-10 or Keogh)

 Under Code provisions, self-employed individuals may establish plans commonly known as "H.R.-10" or "Keogh plans" for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. Such plans are subject to special rules in addition to those applicable to qualified corporate plans. Purchasers of the Contracts for use with H.R.-10 plans should seek competent advice as to suitability of plan documents and the funding contracts.

Individual Retirement Annuities (IRA)

 Under Section 408 of the Code, individuals may participate in a retirement program known as Individual Retirement Annuity (IRA). An individual may make an annual IRA contribution of up to the lesser of $2,000 ($2,250 if IRAs are maintained for both the individual and his nonworking spouse) or 100% of compensation. For tax years beginning in 1997, the limit is raised from $250 to $2,000 for non-working spouses. However, IRA contributions may be nondeductible in whole or in part if (1) the individual or his spouse is an active participant in certain other retirement programs and (2) the income of the individual (or of the individual and his spouse) exceeds a specified amount. Distributions from certain other IRA plans or qualified plans may be "rolled over" to an IRA on a tax deferred basis
                                      B-5
SAI-AI
without regard to the limit on contributions, provided certain requirements are met. Distributions from IRAs are subject to certain restrictions. Deductible IRA contributions and all IRA earnings will be taxed as ordinary income when distributed. The failure to satisfy certain Code requirements with respect to an IRA may result in adverse tax consequences.

Deferred Compensation Plans (457 Plans)

 Under the Code provisions, employees and independent contractors performing services for state and local governments or tax-exempt organizations may establish deferred compensation plans with a governmental employer or tax-exempt organization. While participants in such plans may be permitted to specify the form of investment in which their plan accounts will participate, all such investments are owned by the sponsoring employer and are subject to the claims of such employer's creditors. Plans of state or local governments established on August 20, 1996 or later, must hold all assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries. Section 457 plans that were in existence before August 20, 1996 are allowed until January 1, 1999 to meet this requirement. The amounts deferred under a plan which meet the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. Deferrals are taxed as compensation from the employer when they are actually or constructively received by the employee. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $7,500 (as indexed) or 33 1/3% of the participant's includable compensation. However, in limited circumstances, up to $15,000 may be deferred in each of the last three years before retirement. Deferred compensation plans of tax-exempt employers must also comply with the requirements of Section 457.

Simplified Employee Pension Plans

 An employer may make contributions on behalf of employees to a simplified employee pension plan (SEP) as provided by Section 408(k) of the Code. The contributions and distribution dates are limited by the Code provisions. All distributions from the plan will be taxed as ordinary income. Any distribution before the employee attains age 59 1/2 (except in the event of death or disability) or the failure to satisfy certain other Code requirements may result in adverse tax consequences.

Taxation of Distributions from Qualified Contracts

 The following rules generally apply to distributions from contracts purchased in connection with the plans discussed above, other than governmental deferred compensation plans.
 The portion, if any, of any contribution under a contract made by or on behalf of an individual which is not excluded from the employee's gross income (generally, the employee's own non-deductible contributions) constitutes his "investment in the contract." If a distribution is made in the form of annuity payments, the employee's "investment in the contract" (adjusted for certain refund provisions) divided by his life expectancy (or other period for which annuity payments are expected to be made) constitutes a tax-free return of capital each year. The dollar amount of annuity payments received in any year in excess of such return is taxable as ordinary income. However, for employees whose annuity starting date is after December 31, 1986, all distributions will be fully taxable once the employee is deemed to have recovered the dollar amount of his investment in the contract. For amounts distributed after 1986, rules generally provide that all distributions not received as an annuity will be taxed as a pro rata distribution of taxable and nontaxable amounts (rather than as a distribution first of nontaxable amounts.)
 If a surrender of or withdrawal from the contract is effected and a distribution is made in a single payment, the proceeds may qualify for special "lump-sum distribution" treatment under certain qualified plans, as discussed above. Otherwise, the amount by which the payment exceeds the "investment in the contract" (adjusted for any prior withdrawal) will be taxed as ordinary income in the year of receipt.
 Distributions from qualified plans, 403(b) plans, IRAs, SEPs and Keoghs will be subject to a 10% penalty tax if made before age 59 1/2 unless certain other exceptions apply. Failure to meet certain minimum distribution requirements for the above plans, as well as for Section 457 plans, will result in a 50% excise tax. Various other adverse tax consequences may also be potentially applicable in certain circumstances to these types of plans.
 Upon an employee's death, the taxation of benefits payable to his beneficiary generally follow these same principles, subject to a variety of special rules.
 Section 72(s) provides that Contracts issued after January 18, 1985, will not be treated as annuity contracts for purposes of Section 72 unless the Contract provides that (A) if any Contract Owner dies on or after the annuity starting date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed, at least as rapidly as under the method of distribution in effect at the time of the Contract Owner's death; and (B) if any Contract Owner dies prior to the annuity starting date, the entire interest must be distributed within five years after the death of the Contract Owner. These requirements are considered satisfied if any portion of the
                                      B-6
SAI-AI

Contract Owner's interest that is payable to or for the benefit of a "designated beneficiary" is distributed over that designated beneficiary's life, or a period not extending beyond the designated beneficiary's life expectancy, and if that distribution begins within one year of the Contract Owner's death. The "designated beneficiary" is the person designated by the Contract Owner as a beneficiary and to whom Contract ownership passes by reason of death, and must be a natural person. However, if the recipient of the proceeds is the surviving spouse of the Contract Owner, the Contract may be continued in the name of such surviving spouse as the Contract Owner. Contracts issued after January 18, 1985 contain provisions intended to comply with these Code requirements, although regulations interpreting these requirements have not yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other Considerations

 It should be understood that the foregoing comments about the federal tax consequences under these Contracts are not exhaustive and that special rules are provided with respect to other tax situations not discussed herein. Further, the foregoing discussion does not address any applicable state, local, or foreign tax laws. Before an investment is made in any of the above plans, a tax adviser should be consulted.

                                OTHER SERVICES

Custodian

 This information is disclosed in the Prospectus.

Independent Auditors

 The financial statements of the Fund and the statutory-basis financial statements and schedules of Lincoln Life, which have been included in this Statement of Additional Information, and the Per-Accumulation-Unit Income and Capital Changes Table appearing in the Prospectus, have been audited by Ernst & Young LLP, 2300 Fort Wayne National Bank Building, Fort Wayne, Indiana 46802, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Keeper of Records

 All accounts, books, records and other documents which are required to be maintained for the Fund are maintained by the Company or by third parties responsible to the Company. The Company has entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Fund. No separate charge against the assets of the Fund is made by the Company for this service.

                                 UNDERWRITERS

 The Company is the principal underwriter for the variable annuity contracts. The Contracts are no longer being offered. The Company retains no underwriting commissions from the sale of the variable annuity contracts.

                       DETERMINATION OF NET ASSET VALUE

 A description of the days on which the Fund's net asset value per share will be determined is given in the Prospectus. The New York Stock Exchange's most recent announcement (which is subject to change) states that it will be closed on New Years Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

                             FINANCIAL STATEMENTS

 Financial statements for the Fund and the statutory-basis financial statements and schedules of Lincoln Life appear on the following pages. For more information about the financial statements for Lincoln Life provided in this SAI, please see the cover page of this SAI.
                                      B-7
SAI-AI

                              FINANCIAL STATEMENTS

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Statement of Operations
Year Ended December 31, 1997

Investment Income:
 Dividends..........................................                $  2,455,559
 Interest...........................................                      48,577
                                                                    ------------
                                                                       2,504,136
Expenses:
 Investment management services.....................  $    394,625
 Mortality and expense guarantees...................     1,163,876     1,558,501
                                                      ------------  ------------
NET INVESTMENT INCOME                                                    945,635
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments...................    15,561,276
 Increase in net unrealized appreciation of
  investments.......................................    17,892,073
                                                      ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       33,453,349
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 34,398,984
                                                                    ============

Statements of Changes in Net Assets

                                                       Year Ended December 31
                                                          1997          1996
                                                      ------------  ------------
Changes from operations:
 Net investment income..............................  $    945,635  $  1,248,519
 Net realized gain on investments...................    15,561,276     9,896,271
 Increase in net unrealized appreciation of
  investments.......................................    17,892,073     7,531,873
                                                      ------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    34,398,984    18,676,663
Net decrease from equity transactions...............   (11,845,771)  (13,726,463)
                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                            22,553,213     4,950,200
Net assets at beginning of year ....................   108,904,850   103,954,650
                                                      ------------  ------------
NET ASSETS AT END OF YEAR                             $131,458,063  $108,904,850
                                                      ============  ============


See accompanying notes to financial statements.

                                      B-8
SAI-AI

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Statement of Net Assets
December 31, 1997

                                                   Percent   Number
                                                      of       of
                                                  Net Assets Shares Market Value
                                                  ---------- ------ ------------
INVESTMENTS
Common Stocks:
 Aerospace:.....................................      1.9%
 General Dynamics...............................              9,500 $    821,156
 United Technologies Corp.......................             22,800    1,660,125
                                                                    ------------
                                                                       2,481,281
 Automobiles and Auto Parts:....................      4.4%
 Cooper Industries..............................             25,100    1,229,900
 Ford Motor.....................................             42,900    2,088,694
 General Motors.................................             15,600      945,750
 Johnson Controls...............................             33,000    1,575,750
                                                                    ------------
                                                                       5,840,094
 Banking and Insurance: ........................     17.3%
 AmSouth Bancorporation.........................             26,000    1,412,125
 Bank of Boston.................................             20,500    1,925,719
 Bank of New York...............................              8,800      508,750
 Bankers Trust of New York......................             14,000    1,574,125
 Bear Stearns...................................             37,015    1,758,212
 Chase Manhattan................................             22,800    2,496,600
 Cigna..........................................              8,600    1,488,338
 First Chicago NBD..............................             18,639    1,556,357
 MBIA...........................................             10,400      694,850
 Marsh & McLennan...............................             18,200    1,357,037
 Nations Bank...................................             20,600    1,252,738
 PaineWebber Group..............................             30,150    1,042,059
 SLM Holding....................................             11,800    1,641,675
 Torchmark......................................             39,800    1,674,088
 Travelers Group................................             44,799    2,413,546
                                                                    ------------
                                                                      22,796,219
 Buildings and Materials:.......................      1.2%
 Armstrong World Industries.....................              3,600      269,100
 Centex.........................................              5,200      327,275
 Lafarge........................................             22,500      665,156
 Masco..........................................              7,100      361,212
                                                                    ------------
                                                                       1,622,743
 Cable, Media, and Publishing:..................      3.4%
 Dun & Bradstreet...............................             19,200      594,000
 McGraw-Hill....................................             15,900    1,176,600
 New York Times.................................             15,200    1,005,100
 Omnicom Group..................................             38,400    1,627,200
                                                                    ------------
                                                                       4,402,900
 Chemicals:.....................................      2.9%
 Avery Dennison.................................             21,795      975,326
 Dow Chemical Co................................             18,200    1,847,300
 Lyondell Petrochemicals........................             36,700      972,550
                                                                    ------------
                                                                       3,795,176
 Computers and Technology:......................      7.5%
 American Power Conversion*.....................             27,100      641,931
 Bay Networks*..................................             18,300      467,794
 Cadence Design Systems*........................             35,750      875,875
 Compaq Computer................................             33,950    1,916,053
 HBO............................................             10,400      498,875
 Network Associates Inc.*.......................              5,100      269,184
 PeopleSoft*....................................             33,200    1,290,650
 Storage Technology*............................             27,100    1,678,506
 Sun Microsystems*..............................             42,400    1,693,350
 Western Digital*...............................             32,700      525,244
                                                                    ------------
                                                                       9,857,462
 Consumer Products:.............................      6.6%
 Clorox.........................................             14,600    1,154,313
 General Electric...............................             59,600    4,373,150
 Maytag.........................................             12,000      447,750
 Procter & Gamble...............................             33,600    2,681,700
                                                                    ------------
                                                                       8,656,913
 Electronics and Electrical: ...................      1.1%
 Honeywell......................................             11,400      780,900
 Raytheon-Class A...............................                995       49,057
 Xerox..........................................              9,100      671,694
                                                                    ------------
                                                                       1,501,651

                                      B-9
SAI-AI

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Statement of Net Assets--Continued

                                                   Percent   Number
                                                      of       of
                                                  Net Assets Shares Market Value
                                                  ---------- ------ ------------
 Energy:                                              9.2%
 Atlantic Richfield.............................             17,200    1,378,150
 Exxon..........................................             47,500    2,906,406
 Halliburton....................................             26,500    1,376,344
 Occidental Petroleum...........................             36,000    1,055,250
 Royal Dutch Petroleum..........................             46,800    2,535,975
 Texaco.........................................             31,600    1,718,250
 USX-Marathon Group.............................             33,200    1,120,500
                                                                    ------------
                                                                      12,090,875
 Food, Beverage, and Tobacco: ..................      8.2%
 Campbell Soup..................................             16,800 $    976,500
 Coca Cola. ....................................             24,800    1,652,300
 ConAgra........................................             16,400      538,125
 Fortune Brands.................................             16,500      611,531
 Heinz (H.J.)...................................             19,250      978,141
 Hershey Foods..................................             17,000    1,052,937
 Philip Morris..................................             82,200    3,724,688
 RJR Nabisco Holdings...........................             32,500    1,218,750
                                                                    ------------
                                                                      10,752,972
 Healthcare and Pharmaceuticals: ...............     10.7%
 Amgen*.........................................             29,300    1,585,863
 Bristol-Myers Squibb...........................             35,900    3,397,038
 Dura Pharmaceuticals*..........................              7,600      350,550
 Johnson & Johnson..............................             23,900    1,574,412
 Lincare Holdings*..............................             12,400      709,900
 Merck & Company................................             27,800    2,953,750
 Oxford Health Plans*...........................             19,300      299,753
 Phycor*........................................             27,500      743,359
 Schering-Plough................................             39,000    2,422,875
                                                                    ------------
                                                                      14,037,500
 Industrial Machinery: .........................      2.8%
 Caterpillar....................................             35,800    1,738,538
 Deere & Co.....................................             17,200    1,002,975
 Ingersoll-Rand.................................             23,250      941,625
                                                                    ------------
                                                                       3,683,138
 Leisure, Lodging, and Entertainment: ..........      1.7%
 Boston Chicken*................................             25,400      163,116
 Callaway Golf..................................             35,500    1,013,969
 King World Productions*........................             19,200    1,108,800
                                                                    ------------
                                                                       2,285,885
 Metals and Mining: ............................      1.0%
 ASARCO.........................................             16,600      372,463
 Phelps Dodge...................................             15,400      958,650
                                                                    ------------
                                                                       1,331,113
 Miscellaneous: ................................       .4%
 Cendant*.......................................             15,288      525,525
 Retail: .......................................      5.6%
 CompUSA*.......................................             45,600    1,413,600
 Gap............................................             18,600      659,136
 Jostens........................................             33,000      761,062
 Liz Claiborne..................................             13,000      543,562
 Ross Stores....................................             19,600      714,175
 Safeway*.......................................             24,600    1,555,950
 TJX............................................             51,500    1,770,313
                                                                    ------------
                                                                       7,417,798
 Telecommunications: ...........................      8.7%
 AT&T...........................................             14,600      894,250
 Ameritech......................................             29,000    2,334,500
 Bell Atlantic..................................             25,958    2,362,178
 BellSouth......................................             44,600    2,511,538
 PairGain Technologies*.........................              5,000       97,031
 SBC Communications.............................             13,599      996,127
 Telltabs*......................................             26,000    1,372,312
 U.S. West Communications Group.................             17,700      798,713
                                                                    ------------
                                                                      11,366,649
 Transportation and Shipping: ..................      1.2%
 AMR*...........................................              8,000    1,028,000
 UAL*...........................................              5,800      536,500
                                                                    ------------
                                                                       1,564,500

                                      B-10
SAI-AI

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Statement of Net Assets--Continued

                                                  Percent   Number
                                                     of       of
                                                 Net Assets Shares Market Value
                                                 ---------- ------ ------------
 Utilities: ...................................      3.3%
 FirstEnergy*..................................             32,100 $    930,900
 General Public Utilities......................             33,600    1,415,400
 Minnesota Power and Light.....................              8,200      357,212
 Texas Utilities...............................             38,500    1,600,156
                                                                   ------------
                                                                      4,303,668
                            Total Common Stocks     99.1%           130,314,062
                                                   -----           ------------
                            (Cost--$78,612,415)
                              TOTAL INVESTMENTS
                            (Cost--$74,224,441)     99.1%           130,314,062
 Excess of other assets over liabilities             0.9%             1,144,001
                                                   -----           ------------
                                     NET ASSETS    100.0%          $131,458,063
                                                   =====           ============
 Net assets are represented by:
 Value of accumulation units:
  7,722,501 units at $15.600 unit value                            $120,467,202
 Annuity reserves:
   217,841 units at $15.600 unit value                                3,398,212
   382,478 units at $19.851 unit value                                7,592,649
                                                                   ------------
   600,319                                                         $131,458,063
   =======                                                         ============

*Non-income producing

See accompanying notes to financial statements.
                                      B-11
SAI-AI

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Notes to Financial Statements
December 31, 1997

1. Significant Accounting Policies

The Fund: Lincoln National Variable Annuity Fund A (Fund) is a segregated investment account of The Lincoln National Life Insurance Company. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to maximize long-term growth of capital. The Fund invests primarily in equity securities diversified over industries and companies.

Investments: Security transactions are accounted for on the date the securities are purchased or sold. Stocks are valued at the closing sales prices for those traded on a national stock exchange and the mean between the quoted bid and asked prices for those traded over-the-counter. Short-term investments are stated at cost which approximates market. The cost of investments sold is determined using the specific identification method.

Federal Income Taxes: Operations of the Fund form a part of, and are taxed with, operations of The Lincoln National Life Insurance Company, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the investment income and gains on investments of the Fund. Accordingly, no provision for any such liability has been made.

Income: Dividends are recorded as earned on the ex-dividend date and interest is accrued as earned.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using assumed investment rates of 3.5%, 4.5%, 5%, or 6%. Reserves on contracts involving life contingencies are calculated using the Progressive Annuity Table with the age adjusted for persons born before 1900 or after 1919 and assumed investment rates of 3.5%, 4.5%, 5%, or 6%.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) during the year ended December 31, 1997 amounted to $39,024,799 and $50,216,101, respectively.

3. Expenses and Sales Charges

Amounts are paid to The Lincoln National Life Insurance Company for investment management services at the rate of .000885% of the current value of the Fund per day (.323% on an annual basis) and for mortality and expense guarantees at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis). In addition, The Lincoln National Life Insurance Company retained $9,784 from the proceeds of the sale of annuity contracts during 1997 for sales and administrative charges. Accordingly, The Lincoln National Life Insurance Company is responsible for all sales, general, and administrative expenses applicable to the Fund.

The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 1997, the custodial fee offset arrangement was not material to either total expenses or to the calculation of average net assets and the ratio of expenses to average net assets.

4. Net Assets

Net assets at December 31, 1997 consisted of the following:

  Equity transactions                           $(153,292,578)
  Accumulated net investment income                73,282,387
  Accumulated net realized gain on investments    161,684,979
  Net unrealized appreciation of investments       49,783,275
                                                -------------
                                                $ 131,458,063
                                                =============

                                     B-12
SAI-AI

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Notes to Financial Statements--Continued

5. Summary of Changes in Equity Transactions

                           1997                      1996
                           ------------------------  -------------------------
                             Units       Amount        Units        Amount
                           ---------  -------------  ----------  -------------
Accumulation Units:
 Balance at beginning of
  year ................... 8,462,449  $(135,982,849)  9,568,929  $(123,869,196)
 Contract purchases.......   152,590      2,092,826     153,035      1,603,060
 Terminated contracts.....  (892,538)   (12,324,266) (1,259,515)   (13,029,596)
                           ---------  -------------  ----------  -------------
    Balance at End of Year 7,722,501  $(146,214,289)  8,462,449  $(135,295,732)
                           =========  =============  ==========  =============
Annuity Reserves:
 Balance at beginning of
  year....................   699,953  $  (5,463,958)    831,033  $  (3,851,148)
 Annuity payments.........   (88,185)    (1,400,844)    (66,369)    (1,207,775)
 Receipt of guarantee
  mortality adjustments...   (11,449)      (213,487)    (64,711)    (1,092,152)
                           ---------  -------------  ----------  -------------
    Balance at End of Year   600,319  $  (7,078,289)    699,953  $  (6,151,075)
                           =========  =============  ==========  =============

6. Supplemental Information--Selected Per Unit Data and Ratios

The following is selected financial data for an accumulation unit outstanding throughout each year:

                                           1997    1996    1995   1994    1993
                                          ------- ------- ------ ------  ------
Investment income.......................  $ 0.286 $ 0.267 $0.251 $0.217  $0.204
Expenses................................    0.178   0.139  0.114  0.095   0.090
                                          ------- ------- ------ ------  ------
Net investment income...................    0.108   0.128  0.137  0.122   0.114
Net realized and unrealized gain (loss)
 on investments.........................    3.755   1.735  2.539 (0.040)  0.522
                                          ------- ------- ------ ------  ------
Increase in accumulation unit value.....    3.863   1.863  2.676  0.082   0.636
Accumulation unit value at beginning of
 year...................................   11.737   9.874  7.198  7.116   6.480
                                          ------- ------- ------ ------  ------
Accumulation unit value at end of year..  $15.600 $11.737 $9.874 $7.198  $7.116
                                          ======= ======= ====== ======  ======
Ratio of expenses to average net assets.    1.27%   1.28%  1.28%  1.27%   1.27%
Ratio of net investment income to
 average net assets.....................     .77%   1.17%  1.65%  1.75%   1.72%
Portfolio turnover rate.................   32.56%  49.94% 48.95% 64.09%  49.90%
Number of units outstanding at end of
 year (in thousands)
Accumulation units......................    7,723   8,462  9,569  9,908  11,538
Reserve units...........................      600     700    831    863     945

                                      B-13
SAI-AI

Report of Ernst & Young LLP, Independent Auditors

Board of Managers and Contract Owners
Lincoln National Variable Annuity Fund A

We have audited the accompanying statement of net assets of Lincoln National Variable Annuity Fund A as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended. These financial statements and per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of the Lincoln National Variable Annuity Fund A at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                    Ernst & Young LLP

Fort Wayne, Indiana
February 13, 1998
                                     B-14
SAI-AI

             LINCOLN NATIONAL VARIABLE ANNUITY FUND A (INDIVIDUAL)
                  Post-Effective Amendment No. 47 on Form N-3
                           PART C--OTHER INFORMATION

Item 28.

(a)  LIST OF FINANCIAL STATEMENTS (to be filed by Amendment)



 1.  The Table of Per-Accumulation-Unit Income and
     Capital Changes for Fund A is included in Part
     A of this Registration Statement.

 2. The following Financial Statements of Fund A are included in Part B of this Registration
     Statement:

         Statement of Operations--Year ended
             December 31, 1998
         Statements of Changes in Net Assets--
             Years ended December 31, 1998 and 1997
     Statement of Net Assets--
         December 31, 1998
     Notes to Financial Statements--
         December 31, 1998
     Report of Ernst & Young LLP, Independent Auditors

3.

The following Statutory - Basis Financial Statements and Schedules of Lincoln National Life Insurance Company are included in Part B of this Registration
Statement:

Balance Sheets -- Statutory - Basis - Years ended December 31, 1998 and 1997 Statements of Income -- Statutory - Basis - Years ended December 31, 1998, 1997 and 1996
Statements of Capital and Surplus -- Statutory - Basis - Years ended
December 31, 1998, 1997 and 1996
Notes to Statutory - Basis Financial Statements -- December 31, 1998 Supplemental Schedule of Selected Statutory Basis Financial Data -- December 31, 1998
Report of Ernst & Young LLP, Independent Auditors

(b)  LIST OF EXHIBITS


(1) Separate Account Resolution of the Board of Directors of the Insurance Company authorizing the establishment of the Registrant (filed with Post-Effective Amendment No. 46 to this Registration Statement)

(2) Fund Bylaws or Instruments corresponding thereto (filed with Post-Effective Amendment No. 46 to this Registration Statement)

(3) Custodian Agreement (filed with Post-Effective Amendment No. 46 to this Registration Statement)

(4) (a) Investment Advisory Contract (filed with Post-Effective Amendment No. 46 to this Registration Statement)
     (b) Investment Sub-advisory Contract (filed with Post-Effective Amendment No. 46 to this Registration Statement)

(5)  Not applicable

(6) Variable Annuity Contract (filed with Post-Effective Amendment No. 46 to this Registration Statement)

(7) Application (filed with Post-Effective Amendment No. 46 to this Registration Statement)

(8) Articles of Incorporation and Bylaws Lincoln National Life Insurance Company are incorporated herein by reference to the Registration Statement on Form N-4 (33-27783) filed on December 5, 1996.

(9)  Not applicable

(10) Not applicable

(11) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form S-6 (333-40745) filed on November 21, 1997.

(12) Opinion and Consent of Counsel--Robert H. Carpenter, Esquire (filed with Post-Effective Amendment No. 46 to this Registration Statement)

(13) Consent of Ernst & Young LLP, Independent Auditors (to be filed by amendment)


(14) Not applicable

(15) Not applicable

(16) Not applicable


(17) Financial Data Schedule (to be filed by amendment)


(18) General

  (a) Organizational Chart of the Lincoln National Insurance Holding Company System is incorporated herein by reference to the Registration Statement on Form N-4 (33-27783) (to be filed by amendment)

  (b)  Books and Records Report (to be filed by amendment)


Item 29.

                DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY


Name and Principal     Positions and Offices         Positions and Offices
Business Address       with Insurance Company        with Registrant
----------------       ----------------------        ---------------------

GABRIEL L. SHAHEEN*    President and Chief
                       Executive Officer
                       and Director

JON A. BOSCIA**        Director

CAROLYN P. BRODY*      Vice President

THOMAS L. CLAGG*       Vice President and Associate
                       General Counsel

KELLY D. CLEVENGER*    Vice President

JEFFREY K. DELLINGER*  Vice President

JOHN H. GOTTA****      Senior Vice President

JACK D. HUNTER**           Executive Vice President
                           and General Counsel,
                           Lincoln National
                           Corporation and The Lincoln
                           National Life Insurance Company

DON E. KELLER*             Vice President

STEPHEN LEWIS*             Senior Vice President

H. THOMAS MCMEEKIN**       Director

REED P. MILLER*            Vice President

IAN M. ROLLAND**           Director

CYNTHIA A. ROSE**          Secretary,                        Secretary
                           The Lincoln National
                           Life Insurance Company and
                           Lincoln National Corporation

LAWRENCE T. ROWLAND***     Executive Vice President

KEITH J. RYAN*             Assistant Treasurer, Senior
                           Vice President and Chief
                           Financial Officer

RICHARD C. VAUGHAN**       Director

ROY V. WASHINGTON*         Vice President


JANET C. Chrzan**          Vice President and                Vice President and
                           Treasurer                         Treasurer

C. SUZANNE WOMACK**        Secretary and Assistant
                           Vice President

Footnotes:

* The principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802.
**   Principal business address is 200 E. Berry Street, Fort Wayne, Indiana
     46802.
*** Principal business address is 1700 Magnavox Way, One Reinsurance Place, Fort Wayne, Indiana 46804

**** Principal business address is 900 Cottage Grove Road, Bloomfield, CT 06152-2321

This list is also designed to satisfy the requirements of Item 33.


Item 30.

     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

See Exhibit 18(a): Organizational Chart of the Lincoln National Insurance Holding Company System. The Fund is a segregated account established pursuant to Indiana Law, and thus does not appear on the Chart.


Item 31.
                            NUMBER OF CONTRACTOWNERS

As of February 28, 1999, there were _____ individual contractowners of qualified contracts. The Fund does not offer non-qualified contracts (to be filed by amendment).

Item 32.
                          INDEMNIFICATION--UNDERTAKING

(a) Brief description of indemnification provisions.

    See prior filings.

(b) Undertaking pursuant to Rule 484 of Regulation C under the
    Securities Act of 1933:

    See prior filings.


Item 33.  Business and Other Connections of Investment Adviser.

The Lincoln National Life Insurance Company (Lincoln Life), the Investment Adviser, is principally engaged in the sale of life insurance, annuities, and related products and services, and is a professional reinsurer.

Information concerning other activities of certain directors and officers of Lincoln Life is set out in item 29 above.


Item 34.  Principal Underwriters

(a) Lincoln Life also currently serves as Principal Underwriter for Lincoln National Variable Annuity Fund A (group); and is the Sponsor of Lincoln National Flexible Premium Variable Life Accounts D, F, G, J, K, M, and R and Lincoln National Variable Annuity Accounts C, E, H, L, N, Q, 50, 51 and 52.

(b) Not Applicable.


Item 35.  Location of Accounts and Records

Exhibit 18(b) incorporated by reference herein, in response to this Item.


Item 36.  Management Services

See Exhibit 9(d)

Item 37.  Undertakings

(a) Not Applicable.

(b) See prior filings.

(c) See prior filings.

(d) Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Lincoln National Life Insurance Company.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and the State of Indiana, on the 24th day of February, 1999.


                                     LINCOLN NATIONAL VARIABLE ANNUITY
                                     FUND A (Individual)

                                     By /s/ Kelly D. Clevenger
                                        ----------------------------------------
                                        Kelly D. Clevenger, Chairperson
                                        Board of Managers
                                        (Signature and Title)

                                     By THE LINCOLN NATIONAL LIFE
                                        INSURANCE COMPANY (Lincoln Life)
                                        (Depositor)

                                     By /s/ Gabriel L. Shaheen
                                        ----------------------------------------
                                        Gabriel L. Shaheen
                                        Chief Executive Officer
                                        (Name and title of officer of Depositor)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on February 24, 1999 by the following persons in the capacities indicated.


/s/ Gabriel L. Shaheen        President, Chief Executive       February 24, 1999
---------------------------   Officer and Director
Gabriel L. Shaheen            (Principal Executive Officer)


/s/ Jon A. Boscia             Director                         February 24, 1999
---------------------------
Jon A. Boscia


/s/ Lawrence T. Rowland       Executive Vice President         February 24, 1999
---------------------------   and Director
Lawrence T. Rowland


/s/ Richard C. Vaughan        Director                         February 24, 1999
---------------------------
Richard C. Vaughan


/s/ H. Thomas McMeekin        Director                         February 24, 1999
---------------------------
H. Thomas McMeekin


/s/ Keith J. Ryan             Senior Vice President,           February 24, 1999
---------------------------   Assistant Treasurer, and Chief
Keith J. Ryan                 Financial Officer
                              (Principal Financial Officer
                              and Principal Accounting Officer)